                                                              Exhibit 24

                                POWER OF ATTORNEY




     The undersigned  hereby  authorizes and appoints William G. Little and John
R. Gailey III, and each of them, as her attorneys-in-fact to sign on her behalf and in her capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and all amendments, exhibits and supplements thereto.




Date:       March 10, 2001                  /s/   Tenley E. Albright, M.D.
            ---------------                     ------------------------------
                                                  Tenley E. Albright, M.D.

                                POWER OF ATTORNEY




     The undersigned  hereby  authorizes and appoints William G. Little and John
R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and all amendments, exhibits and supplements thereto.




Date:       March 10, 2001                           /s/   John W. Conway
            --------------                           -------------------
                                                           John W. Conway

                                POWER OF ATTORNEY




     The undersigned  hereby  authorizes and appoints William G. Little and John
R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and all amendments, exhibits and supplements thereto.




Date:       March 10, 2001                           /s/   G. W. Ebright
            --------------                           -------------------
                                                       George W. Ebright

                                POWER OF ATTORNEY
                               -------------------



     The undersigned  hereby  authorizes and appoints William G. Little and John
R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and all amendments, exhibits and supplements thereto.




Date:       March 10, 2001                           /s/   L. Robert Johnson
            --------------                           -----------------------
                                                           L. Robert Johnson

                                POWER OF ATTORNEY
                             ----------------------




     The undersigned  hereby  authorizes and appoints William G. Little and John
R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and all amendments, exhibits and supplements thereto.



Date:       March 10, 2001                  /s/   William H. Longfield
            --------------                  ------------------------------
                                                  William H. Longfield

                                POWER OF ATTORNEY
                              ---------------------




     The undersigned  hereby  authorizes and appoints William G. Little and John
R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and all amendments, exhibits and supplements thereto.




Date:       March 10, 2001                           /s/   J. P. Neafsey
            --------------                           --------------------
                                                         John P. Neafsey

                                POWER OF ATTORNEY
                              ---------------------




     The undersigned  hereby  authorizes and appoints William G. Little and John
R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and all amendments, exhibits and supplements thereto.



Date:       March 10, 2001                           /s/ Monroe E. Trout, M.D.
            --------------                           ------------------------
                                                         Monroe E. Trout, M.D.

                                POWER OF ATTORNEY
                             ----------------------



     The undersigned  hereby  authorizes and appoints William G. Little and John
R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and all amendments, exhibits and supplements thereto.




Date:       March 10, 2001                           /s/   Anthony Welters
            --------------                           ---------------------
                                                           Anthony Welters

                                POWER OF ATTORNEY
                              ---------------------



     The undersigned  hereby  authorizes and appoints William G. Little and John
R. Gailey III, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and all amendments, exhibits and supplements thereto.



Date:       March 10, 2001                  /s/   Geoffrey F. Worden
            -------------                   ------------------------
                                                  Geoffrey F. Worden